                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                       -----------------------------------

          THIS AMENDMENT NO. 1, made as of this 5th day of February, 1997 (the "Amendment No. 1"), among OPTION CARE, INC., OPTION CARE, INC., OPTION CARE ENTERPRISES, INC., HOME CARE OF COLUMBIA, INC., YOUNG'S I.V. THERAPY, INC., CORDESYS HEALTHCARE MANAGEMENT, INC., NORTH COUNTY HOME I.V., INC. OPTION CARE HOSPICE, INC., OPTION CARE HOME HEALTH, INC., MANAGEMENT BY INFORMATION, INC. and OPTION CARE OF OKLAHOMA, INC. (collectively and jointly and severally the "Borrowers"), THE NORTHERN TRUST COMPANY ( a "Bank"), HARRIS TRUST AND SAVINGS BANK (a "Bank"), FIRST NATIONAL BANK OF CHICAGO (a "Bank") and PNC Bank, National Association, as Agent (a "Bank" and the "Agent").

          WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement dated as of December 23, 1996 (the "Credit Agreement");

          WHEREAS, one of the Borrowers and Guarantors, Infusion Therapy of Ontario, Inc. merged with and into North County Home I.V., Inc.;

          WHEREAS, four other Borrowers, Pharmacare of Southwest Florida, Inc., Pharmacy I.V. Associates, Inc., Home Infusion Therapy of Bullhead City, Inc. and Whatcom Pharmaceutical Services, Inc. merged with and into Option Care Enterprises, Inc.;

          WHEREAS, Option Care Enterprises, Inc., through a tax-free merger is now a Delaware corporation;

          WHEREAS, First National Bank of Chicago purchased from PNC Bank, National Association $10,000,000 of the Revolving Credit Commitment;

          WHEREAS, the Borrowers, the Banks and the Agent wish to amend the Credit Agreement to increase the Revolving Credit Commitment and allocate the increase to the Revolving Credit Commitment of PNC Bank, National Association;

          WHEREAS, the Guarantors of the Borrowers' obligations to the Banks and the Agent are reaffirming their Guaranties;

          WHEREAS, Pledgors (the "Pledgors") under Pledge Agreements executed in connection with the Credit Agreement are reaffirming their Pledges;

          NOW, THEREFORE, in consideration of the premises and covenants contained herein and intending to be legally bound hereby, the Agent, the Banks and the Borrowers agree as follows:

          1.    Definitions. Capitalized terms used herein but not defined
                ------------
herein shall have the meanings set forth in the Credit Agreement.

          2.    References. All references in the Loan Documents to Infusion
                ----------
Therapy of Ontario, Inc. are changed to references to North County Home, I.V., Inc. All references to Pharmacare of Southwest Florida, Inc., Pharmacy I.V. Associates, Inc., Home Infusion Therapy of Bullhead City Inc., and Whatcom Pharmaceutical Services, Inc. are changed to references to Option Care Enterprises, Inc.

          3.    Revolving Credit Commitment. All references in the Credit
                ---------------------------
Agreement to the principal amount of the Revolving Credit Commitment shall change from $30,000,000 to $35,000,000.

          4.    Schedule 1.1(B). Schedule 1.1(B) to the Credit Agreement is
                ----------------
replaced in its entirety by Schedule 1.1(B) to this Amendment No. 1.

          5.    Section 7.1.5. Section 7.1.5 is amended to delete the wor
                --------------
"franchises."

          6.    Excluded Joint Ventures. Section 7.2.9 is amended to restate the
                ------------------------
second sentence (defining Excluded Joint Ventures) in its entirety as follows:

                "Excluded Joint Ventures shall mean (a) working capital loans to franchisees ("Franchisee Loans") made after December 23, 1996 aggregating, at any time, $300,000 or less and (b) affiliates or joint venture subsidiaries of a Loan Party for which the Loan Parties have no more than a 74% interest (and as long as financial statements of the Excluded Joint Venture are not consolidated with any Borrower's) and for which the Loan Parties have paid Consideration aggregating no more than $1,000,000 less the amount of Franchisee Loans outstanding."

          7.    Representations and Warranties. The Borrowers hereby represents
                ------------------------------
and warrants to the Banks and the Agent as follows:

                (a) all representations, warranties and covenants made by the Borrowers to the Banks and the Agent that are contained in the Loan Documents are true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof;

                (b) to the Borrowers' knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents;

                (c) the copies of the Articles of Incorporation and Bylaws of the Borrowers delivered by the Borrowers to the Agent on December 23, 1996 have not been amended, revised, supplemented, restated or changed in any way and are still in full force and effect; and

                (d) The execution and delivery of this Amendment No. 1 and the consummation of the transactions contemplated hereby and by any other documents executed by the Borrowers required to be delivered to the Agent in connection with this Amendment No. 1 have been duly and validly authorized by the Borrowers and all such documents together constitute the legal, valid and binding agreement of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except to the extent that enforceability of any of such document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or general equitable principles.

          8. Effectiveness. This Amendment No. 1 and the amendments to the
             -------------
Credit Agreement effected hereby shall become effective upon the delivery to the Agent of a fully executed Affirmation of Guaranty Agreement from each of the Guarantors, an Affirmation of Pledge Agreement from each of the Pledgors and Notes evidencing the Borrowers' obligations to First National Bank of Chicago and PNC Bank, National Association.

          9. Counterparts. This Amendment No. 1 may be executed in one or more
             ------------
counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

          10. Waivers. This Amendment No. 1 shall not, except as expressly set
             ---------
forth above, serve to waive, supplement or amend the Credit Agreement, which Credit Agreement shall remain in full force and effect as amended hereby.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the date and year first above written.

     ATTEST:                             OPTION CARE, INC.,
                                         a Delaware corporation



     /s/Cathy Bellehumuer                By:/s/Paul Jurewicz
                                         Title:__________________________

     [Seal]

     ATTEST:                             OPTION CARE, INC.,
                                         a California corporation



     /s/Cathy Bellehumuer                By:/s/Paul Jurewicz
                                         Title:__________________________

     [Seal]



     ATTEST:                             OPTION CARE ENTERPRISES, INC.



     /s/Cathy Bellehumuer                By:/s/Paul Jurewicz
                                         Title:__________________________

     [Seal]


     ATTEST:                             HOME CARE OF COLUMBIA, INC.,



     /s/Cathy Bellehumuer                By:/s/Paul Jurewicz
                                         Title:__________________________

     [Seal]


     ATTEST:                             YOUNG'S I.V. THERAPY, INC.,



     /s/Cathy Bellehumuer                By:/s/Paul Jurewicz
                                         Title:__________________________

      [Seal]


      ATTEST:                            CORDESYS HEALTHCARE
                                         MANAGEMENT, INC.,




     /s/Cathy Bellehumuer                By:/s/Paul Jurewicz
                                         Title:__________________________

      [Seal]

     ATTEST:                             NORTH COUNTY HOME I.V., INC.




     /s/Cathy Bellehumuer                By:/s/Paul Jurewicz
                                         Title:__________________________

      [Seal]


     ATTEST:                             OPTION CARE HOSPICE, INC.,



     /s/Cathy Bellehumuer                By:/s/Paul Jurewicz
                                         Title:__________________________

      [Seal]


     ATTEST:                             OPTION CARE HOME HEALTH, INC.,



     /s/Cathy Bellehumuer                By:/s/Paul Jurewicz
                                         Title:__________________________

      [Seal]



     ATTEST:                             MANAGEMENT BY INFORMATION, INC.,




     /s/Cathy Bellehumuer                By:/s/Paul Jurewicz
                                         Title:__________________________

      [Seal]


     ATTEST:                             OPTION CARE OF OKLAHOMA, INC.,



     /s/Doreen Wiman                     By:/s/Dan Bramuchi
                                         Title:__________________________

      [Seal]

      ATTEST:                            THE NORTHERN TRUST COMPANY



     _________________________________   By:/s/  Brian D. Beitz
                                         Title: Vice President



     ATTEST:                             HARRIS TRUST AND SAVINGS BANK



     _________________________________   By:____________________________
                                         Title:__________________________


     ATTEST:                             FIRST NATIONAL BANK OF CHICAGO


     _________________________________   By:____________________________
                                         Title:__________________________



     ATTEST:                             PNC BANK, NATIONAL ASSOCIATION,
                                         individually and as Agent


     _________________________________   By:____________________________
                                         Title:__________________________




                                       6-1

     ATTEST:                            THE NORTHERN TRUST COMPANY



     _________________________________   By:/s/  Brian D. Beitz
                                         Title: Vice President



     ATTEST:                             HARRIS TRUST AND SAVINGS BANK



     _________________________________   By:____________________________
                                         Title:__________________________


     ATTEST:                             FIRST NATIONAL BANK OF CHICAGO


     /s/______________________________   By:/s/ Emil C. M
                                         Title:Corp, Banking Officer



     ATTEST:                             PNC BANK, NATIONAL ASSOCIATION,
                                         individually and as Agent


     _________________________________   By:____________________________
                                         Title:__________________________




                                       6-2

     ATTEST:                            THE NORTHERN TRUST COMPANY



     _________________________________   By:/s/  Brian D. Beitz
                                         Title: Vice President



     ATTEST:                             HARRIS TRUST AND SAVINGS BANK



     _________________________________   By:____________________________
                                         Title:__________________________


     ATTEST:                             FIRST NATIONAL BANK OF CHICAGO



     _________________________________   By:____________________________
                                         Title:__________________________



     ATTEST:                             PNC BANK, NATIONAL ASSOCIATION,
                                         individually and as Agent


     _________________________________   By:/s/Edward J. Weiste
                                         Title:AVP




                                       6-3